Execution Version

INCREMENTAL AMENDMENT NO. 1
TO CREDIT AGREEMENT
INCREMENTAL AMENDMENT NO. 1, dated as of December 20, 2019 (this “Amendment”), to the Credit Agreement (as defined below), among Cushman & Wakefield U.S. Borrower, LLC (f/k/a DTZ U.S. Borrower, LLC), a Delaware limited liability company (the “Borrower”), DTZ UK Guarantor Limited, a private limited company incorporated under the laws of England and Wales (“Holdings”), JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent (in such capacity, the “Administrative Agent”), the Issuing Banks, the Swing Line Lender, the Subsidiary Guarantors party hereto (solely with respect to Sections 6.1, 6.3 and 6.4) and the Incremental Revolving Lenders party hereto (in such capacity, the “Amendment No. 1 Incremental Revolving Lenders”).
W I T N E S S E T H:
WHEREAS, the Borrower is a party to the Credit Agreement, dated as of August 21, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof), among the Borrower, Holdings, JPMorgan Chase, as administrative agent, collateral agent, issuing bank and swing line lender, and each lender from time to time party thereto (the “Credit Agreement”);
WHEREAS, the Borrower has requested to establish a Revolving Commitment Increase in an aggregate principal amount of $210,000,000 to the Closing Date Revolving Facility, pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement (the “Amendment No. 1 Revolving Commitment Increase”);
WHEREAS, the Borrower, the Administrative Agent and the Amendment No. 1 Incremental Revolving Lenders have agreed to amend certain provisions of the Credit Agreement as provided for herein to effect the incurrence of the Amendment No. 1 Revolving Commitment Increase pursuant to Section 2.14 of the Credit Agreement;
WHEREAS, (i) the Amendment No. 1 Incremental Revolving Lenders will make the Amendment No. 1 Revolving Commitment Increase on the Amendment No. 1 Effective Date pursuant to the terms hereof and (ii) each Issuing Bank and the Swing Line Lender will consent to such Amendment No. 1 Incremental Revolving Lenders constituting Additional Lenders (such consent not be unreasonably withheld, conditioned or delayed).
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I

Defined Terms
Section 1.1.    Defined Terms. Terms defined in the Credit Agreement (as amended hereby) and used but not defined herein shall have the meanings given to them in the Credit Agreement (as amended hereby) unless otherwise defined herein.
ARTICLE II

Revolving Commitment Increase
Section 2.1.    Revolving Commitment Increase. The Borrower hereby requests the Amendment No. 1 Revolving Commitment Increase from the Amendment No. 1 Incremental Revolving Lenders pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement, to be effective on the Amendment No. 1 Effective Date. On the Amendment No. 1 Effective Date and subject to the terms and conditions set forth herein, the Amendment No. 1 Revolving Commitment Increase shall become effective. The parties hereto agree and acknowledge that this Amendment constitutes the Incremental Loan Request with respect to the Amendment No. 1 Revolving Commitment Increase.
Section 2.2.    Agreements of Amendment No. 1 Incremental Revolving Lenders. Each Amendment No. 1 Incremental Revolving Lender agrees that (i) effective on and at all times after the Amendment No. 1 Effective Date, in addition to any obligations of such Lender in respect of Loans or Commitments of such Lender outstanding prior to the Amendment No. 1 Effective Date (to the extent such Lender was a Lender prior to the Amendment No. 1 Effective Date), such Amendment No. 1 Incremental Revolving Lender will be bound by all obligations of a Lender under the Credit Agreement (as amended hereby) in respect of the Amendment No. 1 Incremental Revolving Commitment and (ii) on the Amendment No. 1 Effective Date, each Amendment No. 1 Incremental Revolving Lender will provide a Revolving Commitment Increase in the amount of such Lender’s Amendment No. 1 Incremental Revolving Commitment as set forth on Schedule 2.01A hereto. The Revolving Commitment of each Person that is a Revolving Lender as of the Amendment No. 1 Effective Date after giving effect to the Amendment No. 1 Revolving Credit Increase is set forth opposite the name of such Person on Schedule B hereto.
Section 2.3.    Incremental Revolving Commitments. The Amendment No. 1 Revolving Commitment Increase will constitute a Revolving Commitment Increase to the Closing Date Revolving Facility, will constitute Revolving Commitments for all purposes of the Credit Agreement (as amended hereby) and will, together with the Closing Date Revolving Facility, be treated as one Class of Revolving Commitments. Pursuant to Sections 2.14 and 10.01 of the Credit Agreement, on the Amendment No. 1 Effective Date, the Amendment No. 1 Revolving Commitment Increase shall (x) have the same terms as the Closing Date Revolving Facility (after giving effect to this Amendment) and (y) automatically (and without any further action or notice by any party) become Revolving Commitments for all purposes of the Credit Agreement and the other Loan Documents, and each Amendment No. 1 Incremental Revolving Lender shall constitute a “Revolving Lender” for all purposes under the Credit Agreement.
Section 2.4.    Swing Line Lender and Issuing Bank Consent. Pursuant to Section 2.14(3) of the Credit Agreement, each Issuing Bank and each Swing Line Lender consents to the Amendment No. 1 Incremental Revolving Lenders constituting Additional Lenders.
ARTICLE III

Amendments
Section 3.1.    Subject to the occurrence of the Amendment No. 1 Effective Date:
(a)    The preliminary statements to the Credit Agreement are hereby amended by inserting the following new paragraphs at the end thereof:
“The Borrower has requested that the Lenders extend credit to the Borrower in the form of $210,000,000 million in Amendment No. 1 Revolving Commitment Increase on the Amendment No. 1 Effective Date.”
(b)    Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:
“Amendment No. 1” means Incremental Amendment No. 1 to this Agreement dated as of December 20, 2019.
“Amendment No. 1 Arrangers” means Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Crédit Agricole Corporate and Investment Bank, Credit Suisse Loan Funding LLC, Fifth Third Bank, Goldman Sachs Bank USA, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., MUFG Union Bank, N.A. and UBS Securities LLC.
“Amendment No. 1 Co-Managers” means Associated Bank, National Association, ING Capital LLC and U.S. Bank National Association.
“Amendment No. 1 Effective Date” means December 20, 2019, the date of effectiveness of Amendment No. 1.
“Amendment No. 1 Revolving Commitment Increase” means the obligation of each Amendment No. 1 Incremental Revolving Lender (as defined in Amendment No. 1) to provide Incremental Revolving Commitments to the Borrower on the Amendment No. 1 Effective Date in an aggregate principal amount equal to $210,000,000.
“Co-Managers” means Associated Bank, National Association, ING Capital LLC, U.S and the Amendment No. 1 Co-Managers, in their capacity as Co-Managers under Amendment No. 1.
(c)    The definition of “Arrangers” in Section 1.01 is hereby amended by adding “, and the Amendment No. 1 Arrangers, in their capacity as arranger under Amendment No. 1.”
(d)    The definition of “Closing Date Revolving Facility” is hereby amended by replacing it in its entirety with the following:
“Closing Date Revolving Facility” means the Revolving Facility made available by the Revolving Lenders as of the Closing Date, as increased by the Amendment No. 1 Revolving Commitment Increase on the Amendment No. 1 Effective Date and the Amendment No. 1 Revolving Commitment Increase on the Amendment No. 1 Effective Date.”

(1)
Conditions to Effectiveness
Section 3.2.    This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions are satisfied:
(a)    The Administrative Agent shall have received counterparts of this Amendment signed by Holdings, the Borrower, the Subsidiary Guarantors, the Amendment No. 1 Incremental Revolving Lenders and the Issuing Banks.
(b)    The Administrative Agent shall have received the legal opinion of (i) Cleary, Gottlieb, Steen & Hamilton LLP, New York counsel to the Loan Parties, (ii) Allen & Overy LLP, England and Wales local counsel to Administrative Agent and (iii) Young Conway Stargatt & Taylor, LLP, Delaware local counsel to the Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent.
(c)    The Administrative Agent shall have received a solvency certificate from a Financial Officer of the Borrower (after giving effect to this Amendment) substantially in the form attached as Exhibit I to the Credit Agreement, as adjusted to refer to the Incremental Revolving Increase and the use of proceeds thereof, rather than the Transactions.
(d)    The Administrative Agent shall have received certificates of good standing from the secretary of state of the state of organization of each Loan Party organized in the United States (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 1 Effective Date; provided that in lieu of the attachments referred to above, such certificate may certify that (i) since the prior date of delivery thereof, there have been no amendments to the charter or other similar organizational document of such Loan Party and/or (ii) no changes have been made to the relevant information contained on the incumbency certificate of the Responsible Officer of such Loan Party previously delivered by such Loan Party.
(e)    The Administrative Agent shall have received from the Borrower, on behalf of each Lender that shall have provided a Revolving Commitment Increase pursuant to this Amendment No. 1, a fee (the “Commitment Fee”) in an amount equal to 0.15% of such Lender’s portion of the Amendment No. 1 Revolving Commitment Increase amount.
(f)    All fees and expenses required by the Credit Agreement to be paid hereunder shall have been paid in full or will be paid on the Amendment No. 1 Effective Date (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Borrower)).
(g)     The Administrative Agent shall have received at least two (2) Business Days prior to the Amendment No. 1 Effective Date all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act) that has been reasonably requested by the Administrative Agent in writing at least ten (10) Business Days prior to the Amendment No. 1 Effective.
(h)    The representations and warranties contained in Section 5.1(a) hereof shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date (unless such representations and warranties relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date).
(i)    The Administrative Agent shall have received an officer’s certificate dated the Amendment No. 1 Effective Date from a Responsible Officer of the Borrower certifying to the items in clause (h) immediately above and clause (j) immediately below.
(j)    At the time of and immediately after giving effect to this Amendment and the making of the Amendment No. 1 Revolving Commitment Increase as contemplated hereby, no Default or Event of Default under of the Credit Agreement exists.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date.
ARTICLE IV

Representation and Warranties
Section 4.1.    After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date the Borrower hereby confirms that:
(a) the representations and warranties contained herein and under the other Loan Documents are true and correct in all material respects on the Amendment No. 1 Effective Date (unless such representations and warranties relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(b) no Default or Event of Default under the Credit Agreement has occurred and is continuing.
ARTICLE V

Miscellaneous
Section 5.1.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.
Section 5.2.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Article IV hereof. Delivery of an executed counterpart to this Amendment by facsimile or other electronic transmission (e.g., “PDF” or “TIFF”) shall be as effective as delivery of a manually signed original.
Section 5.3.    WAIVER OF JURY TRIAL; GOVERNING LAW; JURISDICTION, ETC. The provisions set forth in Sections 10.16 and 10.17 of the Credit Agreement are hereby incorporated herein mutatis mutandis with all references to “this Agreement” therein being deemed references to this Amendment.
Section 5.4.    Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) its covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under any Guaranty to which it is a party, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party.
Section 5.5.    Effect of Amendment. On and after the Amendment No. 1 Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
CUSHMAN & WAKEFIELD U.S. BORROWER, LLC,
as the Borrower
By:    /s/ Sarah Winters    Name: Sarah Winters
    Title: Treasurer
DTZ UK GUARANTOR LIMITED,
as Holdings
By:    /s/ Duncan Palmer
    Name: Duncan Palmer
    Title: Director

With respect to the reaffirmation in Section 6.4 hereof only,

Cushman & Wakefield of Arizona, Inc.
Cassidy Turley Northern California, Inc.
Cassidy Turley, L.P.
Cushfield Maintenance Corp.
Cushfield Maintenance West Corp.
Cushman & Wakefield of California, Inc.
Cushman & Wakefield of San Diego, Inc.
Cushman & Wakefield Western, Inc.
Cushman & Wakefield of Colorado, Inc.
Cushman & Wakefield of Connecticut, Inc.
C&W Group, Inc.
C&W Secure Services Inc.
Cushman & Wakefield Capital Services, LLC
Cushman & Wakefield Eastern, Inc.
Cushman & Wakefield Global Services, Inc.
Cushman & Wakefield Global, Inc.
Cushman & Wakefield International Finance Subsidiary, LLC
Cushman & Wakefield International, LLC
Cushman & Wakefield Japan Holdco 2, LLC
Cushman & Wakefield Japan Holdco, LLC
Cushman & Wakefield Luxembourg Holdings, LLC
Cushman & Wakefield of Asia, Inc.
Cushman & Wakefield of Delaware, Inc.
Cushman & Wakefield of Minnesota, Inc.
Cushman & Wakefield of Nevada, Inc.
Cushman & Wakefield of North America, Inc.
Cushman & Wakefield of the Americas, Inc.
Cushman & Wakefield Realty of Brooklyn, LLC
Cushman & Wakefield Realty of Manhattan, LLC
Cushman & Wakefield Realty of New Jersey, LLC
Cushman & Wakefield Realty of Queens, LLC
Cushman & Wakefield Realty of the Bronx, LLC
Cushman & Wakefield Regional, Inc.
Cushman & Wakefield Solutions Holdings, LLC
Cushman & Wakefield Solutions Intermediate Holdings, LLC
DTZ Parent, LLC
DTZ US Holdco, Inc.
DTZ US Holdings, LLC
DTZ US NewCo, Inc.
Cushman & Wakefield of Washington, D.C., Inc.
Cushman & Wakefield of Florida, LLC
Cushman & Wakefield of Georgia, LLC
Cushman & Wakefield of Illinois, Inc.
DTZ Americas, Inc.
Cushman & Wakefield Solutions, LLC
Cushman & Wakefield of Maryland, LLC
Cushman & Wakefield of Massachusetts, Inc.
Cushman & Wakefield Real Estate Services LLC
NM Holdings LLC
Cassidy Turley, Inc.
Cushman & Wakefield Fiduciary, Inc.
Cushman & Wakefield U.S., Inc.
Commerce CRG of Nevada, LLC
Commerce Reno, LLC
Cushman & Wakefield of New Hampshire, Inc.
Cushman & Wakefield of New Jersey, LLC
Cushman & Wakefield National Corporation
Cushman & Wakefield of Long Island, Inc.
Cushman & Wakefield Ventures, LLC
Cushman & Wakefield, Inc.
Cushman & Wakefield of North Carolina, Inc.
Cushman & Wakefield of Ohio, Inc.
Cushman & Wakefield of Oregon, Inc.
Cushman & Wakefield of Pennsylvania, LLC
Cushman & Wakefield of Texas, Inc.
Commerce Consolidated, LLC
Commerce CRG Provo, LLC
Commerce CRG Utah, LLC
Commerce CRMG, L.C.
Cushman & Wakefield of Virginia, LLC
Commerce Real Estate Solutions, LLC
Cushman & Wakefield of Washington, Inc.
Casper UK Bidco Limited
DTZ Worldwide Limited
DTZ UK Bidco 2 Limited
as Subsidiary Guarantors

By:    /s/ Sarah Winters
Name: Sarah Winters
    Title: Treasurer

C&W Facility Services Inc.
C&W Government Services Inc.

By:    /s/ Sarah Winters
Name: Sarah Winters
Title: Senior Vice President and Chief Tax Officer

Cushman & Wakefield Global Services, Inc.
Cushman & Wakefield Regional, Inc.
Cushman & Wakefield Western, Inc.

By:    /s/ Robert Skinner
Name: Robert Skinner
Title: Vice President and Secretary

C&W Secure Services Inc.

By:    /s/ Roger Frischkorn
Name: Roger Frischkorn
Title: President, Vice President, Treasurer and Secretary

Casper UK Bidco Limited
DTZ Worldwide Limited
DTZ UK Bidco 2 Limited

By:    /s/ Brett Soloway
Name: Brett Soloway
Title: Director

JPMORGAN CHASE BANK, N.A.
as Administrative Agent, Amendment No. 1 Incremental Revolving Lender, Swing Line Lender and Issuing Bank
By:    /s/ Brian Smolowitz
Name: Brian Smolowitz
                            Title: Vice President

HSBC Bank USA, N.A.
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank
By:    /s/ Patricia DelGrande    Name: Patricia DelGrande
    Title: Managing Director
BARCLAYS BANK PLC
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank
By:    /s/ Criag Malloy    Name: Craig Malloy
    Title: Director
GOLDMAN SACHS BANK USA
as Issuing Bank
By:    /s/ Jamie Minieri    Name: Jamie Minieri
    Title: Authorized Signatory
CITIBANK N.A.
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank
By:    /s/ Alvaro De Velasco    Name: Alvaro De Velasco
    Title: Vice President

UBS AG, Stamford Branch
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank
By:    /s/ Kenneth Chin    Name: Kenneth Chin
    Title: Director
By:    /s/ Robert Khan    Name: Robert Khan
    Title: Associate Director
FIFTH THIRD BANK, National Association
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank

By:    /s/ Chris Joseph    Name: Chris Joseph
    Title: Director
CREDIT AGRICOLE AND INVESTMENT BANK
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank

By:    /s/ Thibault Rosset    Name: Thibault Rosset
    Title: Director
By:    /s/ Roger Klepper
Name: Roger Klepper
    Title: Managing Director

BANK OF AMERICA, N.A.
as Issuing Bank
By:    /s/ John McDowell    Name: John McDowell
    Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Issuing Bank
By:    /s/ Judith Smith    Name: Judith Smith
    Title: Authorized Signatory
By:    /s/ Bastien Dayer    Name: Bastien Dayer
    Title: Authorized Signatory

MUFG UNION BANK, N.A.
as Amendment No. 1 Incremental Revolving Lender

By:    /s/ Eric Hill    Name: Eric Hill
    Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCATION
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank

By:    /s/ Patrick McGraw    Name: Patrick McGraw
    Title: Senior Vice President

ASSOCIATED BANK, NATIONAL ASSOCATION
as Amendment No. 1 Incremental Revolving Lender and Issuing Bank

By:    /s/ Edward U. Notz, Jr.    Name: Edward U. Notz, Jr.
    Title: Senior Vice President
ING CAPITAL LLC
as Issuing Bank
By:    /s/ Michael Kim    Name: Michael Kim
    Title: Director
By:    /s/ Naresh Purohit    Name: Naresh Purohit
    Title: Director

Consented to by:
MORGAN STANLEY SENIOR FUNDING, INC.
as Swing Line Lender and Issuing Bank
By:    /s/ Jack Kuhns
    Name: Jack Kuhns
    Title: Vice President

Schedule 2.01A
Commitments

Lender	Amendment No. 1 Incremental Revolving Commitment
MUFG Union Bank, N.A.	$50,000,000
Barclays Bank PLC	$35,000,000
HSBC Bank USA, National Association	$30,000,000
Citibank, N.A.	$25,000,000
U.S. Bank National Association	$20,000,000
Crédit Agricole Corporate and Investment Bank	$15,000,000
Fifth Third Bank	$15,000,000
UBS AG, Stamford Branch	$15,000,000
Associated Bank, National Association	$5,000,000
Total	$210,000,000

Schedule B
Revolving Credit Commitments of All Revolving Lenders
After Giving Effect to Amendment No. 1 Revolving Credit Increase

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$115,000,000
Morgan Stanley Bank N.A.	$100,000,000
HSBC Bank USA, National Association	$100,000,000
Goldman Sachs Bank USA	$85,000,000
Barclays Bank PLC	$85,000,000
UBS AG, Stamford Branch	$80,000,000
Fifth Third Bank	$75,000,000
Citibank, N.A.	$75,000,000
Crédit Agricole Corporate and Investment Bank	$65,000,000
Bank of America, N.A.	$50,000,000
Credit Suisse AG, Cayman Islands Branch	$50,000,000
MUFG Union Bank, N.A.	$50,000,000
U.S. Bank National Association	$30,000,000
Associated Bank, National Association	$25,000,000
ING Capital LLC	$20,000,000
Morgan Stanley Senior Funding, Inc.	$15,000,000
Total	$1,020,000,000

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